                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: November 23, 1998


                                DOVER CORPORATION
             (Exact name of registrant as specified in its charter)


                         Delaware                                                   53-0257888
                 (State of Incorporation)                              (I.R.S. Employer Identification No.)



               280 Park Avenue, New York, NY                                          10017
         (Address of principal executive offices)                                   (Zip Code)

Registrant's telephone number, including area code:   (212) 922-1640

ITEM 2            ACQUISITION OR DISPOSITION OF ASSETS


On November 23, 1998, Dover Corporation (the "Company") signed a definitive purchase agreement (the "Purchase Agreement") with Thyssen Industrie AG and Thyssen Elevator Holding Corporation (collectively, "Thyssen") pursuant to which the Company agreed to sell its elevator business operations (the "Elevator Business") to Thyssen. The Purchase Price for the Elevator Business is US$1,100,000,000 (the "Purchase Price") plus the sharing of certain expenses arising out of the transaction. The Purchase Price is payable in cash, with US$1,080,000,000 payable at the First Tranche Closing and US$20,000,000 payable at the Second Tranche Closing. The First Tranche Closing (covering primarily the United States Elevator Business) is scheduled to occur upon clearance of the transaction by United States regulatory authorities and the Second Tranche Closing (covering primarily the Canadian Elevator Business) is scheduled to occur upon clearance of the transaction by Canadian regulatory authorities. The Purchase Price was determined by negotiation between the parties. This sale will terminate the Company's plan, announced on May 8, 1998, to spin off its Elevator Business to its stockholders.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)      Pro forma Condensed Consolidated Financial Information (Unaudited)

         The following unaudited pro forma financial information is filed as part of this report and is set forth in the pages attached hereto:

                  Pro forma Condensed Consolidated Financial Information.
                  Pro forma Condensed Consolidated Balance Sheet at September
                   30, 1998.
                  Pro forma Condensed Consolidated Statement of Earnings for the nine months ended September 30, 1998.
                  Pro forma Condensed Consolidated Statement of Earnings for the year ended December 31, 1997.
                  Notes to Pro forma Condensed Consolidated to Financial
                   Statements.

(c)      Exhibits.

The following is a complete list of Exhibits filed as part of this report:

         Exhibit 2.1 Purchase Agreement dated as of November 23, 1998 by and among Thyssen Industrie AG, Thyssen Elevator Holding Corporation, as buyers, and Dover Corporation, as seller (schedules omitted). Schedules relating to Purchase Price Allocation, U.S. Federal Income Taxes, Elevator Financial Statements and Executive Employment Arrangements have been omitted, but will be furnished supplementary to the Securities and Exchange Commission upon request.

         20       Dover Corporation Press Release dated November 23, 1998.

                                DOVER CORPORATION
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following presents unaudited pro forma condensed financial information of the Company, as adjusted to give effect to the sale of all of its elevator business ("Divested Companies") to Thyssen Industrie AG, the receipt of sale proceeds and retirement of short term debt. The financial information is presented as of the beginning of the earliest period presented for statements of earnings purposes and as of the end of the period presented for balance sheet purposes. The historical financial information for Divested Companies has been derived from the historical financial statements of the Company and is intended only for presentation of the Company's pro forma financial information. This data is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations of the Company or Divested Companies which would have occurred had the sale actually been consummated as of such dates, nor is this information indicative of the future financial position or results of operations of the Company or Divested Companies. The pro forma adjustments are described in the accompanying notes presented herein.



                           FORWARD LOOKING STATEMENTS

This Report on Form 8-K contains forward looking statements within the meaning of the Securities Act of 1933 (as amended) and the Securities Exchange Act of 1934 (as amended). Forward-looking statements are subject to inherent risks and uncertainties and could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. In light of these risks and uncertainties, actual events and results may vary significantly from those included in or contemplated or implied by such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                DOVER CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                              AT SEPTEMBER 30, 1998
                                 (IN THOUSANDS)

                                                              Dover                                                        Dover
                                                            Corporation             Elevator         Pro Forma       Corporation
  Assets:                                                   Historical           Business (1)      Adjustments         Pro Forma
---------                                                   ----------           ------------      -----------         ---------
Current Assets:
   Cash & cash equivalents                                  $    92,327            $ 28,488        $1,100,000  (2)     $  732,782
                                                                                                     (437,988) (3)
                                                                                                        6,931  (5)

   Receivables, net of allowance for
     doubtful accounts                                          852,903             201,497                               651,406
   Inventories                                                  664,860              81,842                               583,018
   Prepaid expenses                                              67,440              10,673             5,025  (4)         61,792
                                                            -------------------------------------------------        ------------
      Total current assets                                    1,677,530             322,500           673,968           2,028,998
                                                            -------------------------------------------------        ------------
Property, plant & equipment (at cost)                         1,409,151             151,331                             1,257,820
Accumulated depreciation                                        775,064              81,853                               693,211
                                                            -------------------------------------------------        ------------
   Net property, plant & equipment                              634,087              69,478                 -             564,609
                                                            -------------------------------------------------        ------------
Intangible assets, net of amortization                        1,473,616              32,461                             1,441,155
Other intangible assets                                          10,368               3,009                                 7,359
Deferred charges & other assets                                  52,548              10,833             8,619  (4)         50,334
                                                            -------------------------------------------------        ------------
                                                            $ 3,848,149           $ 438,281        $  682,587          $4,092,455
                                                            =================================================        ============

  Liabilities:
Current Liabilities
   Notes payable                                            $   437,988                   -         $(437,988) (3)     $        -
   Current maturities of long-term debt                             861                   -                                   861
   Accounts payable                                             208,139              23,086                               185,053
   Accrued compensation & employee benefits                     161,588              27,340                               134,248
   Accrued insurance                                            120,915              75,611                                45,304
   Other accrued expenses                                       267,688              49,903            45,000  (9)        262,785
   Income taxes                                                   1,226                   -           271,463  (8)        277,714
                                                                                                        5,025  (6)
                                                            -------------------------------------------------        ------------
      Total current liabilities                               1,198,405             175,940          (116,500)            905,965
                                                            -------------------------------------------------        ------------
Long-term debt                                                  611,310                                                   611,310
Payable to Dover Corporation                                                         20,575            13,644  (4)              -
                                                                                                        6,931  (5)
Deferred taxes                                                   40,149                   -             8,619  (6)         48,768
Deferred compensation                                            81,069              15,795                                65,274

  Stockholders' equity:
Common stock                                                    235,492                                                   235,492
Subsidiary common stock                                                                 200               200  (1)
Additional paid-in surplus                                       17,149                                                    17,149
Subsidiary additional paid-in surplus                                                 2,425             2,425  (1)

Cumulative translation adjustments                              (22,808)            (12,124)                              (10,684)
Unrealized holding gains (losses)                                    44                   -                                    44
                                                            -------------------------------------------------        ------------
Accumulated other comprehensive earnings                        (22,764)            (12,124)                -             (10,640)
Retained earnings                                             1,921,527                               531,798  (10)     2,453,325
Subsidiary Retained earnings                                                        235,470           235,470  (1)
Less: Treasury stock                                            234,188                   -                               234,188
                                                            -------------------------------------------------        ------------
     Total stockholders' equity                               1,917,216             225,971           769,893           2,461,138
                                                            -------------------------------------------------        ------------
                                                            $ 3,848,149           $ 438,281        $  682,587          $4,092,455
                                                            =================================================        ============

See Notes to Pro Forma Condensed Consolidated Financial Statements.

                                DOVER CORPORATION
       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                Dover                                                            Dover
                                             Corporation           Elevator                Pro Forma          Corporation
                                             Historical          Business (11)            Adjustments          Pro Forma
                                             ----------          -------------            -----------          ---------
Net sales                                   $3,614,904             $ 657,532               $  1,428  (12)      $2,958,800
Cost of sales                                2,377,105               479,833                  1,428  (12)       1,898,700
                                            --------------------------------------------------------          ------------
   Gross profit                              1,237,799               177,699                      -             1,060,100
Selling & administrative expenses              782,698               120,096                                      662,602
                                            --------------------------------------------------------          ------------
   Operating profit                            455,101                57,603                      -               397,498
                                            --------------------------------------------------------          ------------
Other deductions (income):
   Interest expense                             43,587                   318                (18,067)  (13)         25,202
   Interest income                             (13,510)                 (419)                                     (13,091)
   Foreign exchange                              1,952                   582                                        1,370
   All other, net                               (6,944)               (3,571)                                      (3,373)
                                            --------------------------------------------------------          ------------
       Total                                    25,085                (3,090)               (18,067)               10,108
                                            --------------------------------------------------------          ------------
Earnings before taxes on earnings              430,016                60,693                 18,067               387,390
    Federal & other taxes on earnings          145,995                21,723                  6,865  (13)         131,137
                                            --------------------------------------------------------          ------------
Net earnings from continuing operations        284,021                38,970                 11,202               256,253
   Earnings from discontinued operations                                                     38,970  (14)          38,970
                                            =============================================================================
Net earnings                                  $284,021              $ 38,970              $  50,172             $ 295,223
                                            =============================================================================

Net earnings per common share - Basic:
     -  Continuing operations                   $ 1.27                                                            $  1.15
     -  Discontinued operations                                                                                      0.17
                                            -----------                                                       ------------
Net earnings                                    $ 1.27                                                            $  1.32
                                            ===========                                                       ============

Net earnings per common share - Diluted:
     -  Continuing operations                   $ 1.27                                                            $  1.15
     -  Discontinued operations                                                                                      0.17
                                            -----------                                                       ------------
Net earnings                                    $ 1.27                                                            $  1.32
                                            ===========                                                       ============

Weighted average number or common shares
outstanding during the period:
  - Basic                                      223,028                                                            223,028
  - Diluted                                    224,440                                                            224,440

See Notes to Pro Forma Condensed Consolidated Financial Statements.

                                DOVER CORPORATION
       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                     Dover                       Disposition of                         Dover
                                                  Corporation     Elevator         European          Pro Forma       Corporation
                                                  Historical   Business (11)     Elevator (15)      Adjustments       Pro Forma
                                                  ----------   -------------   -----------------     -----------      ---------
Net sales                                         $4,547,656      $ 852,871         $  27,386      $   2,170  (12)    $ 3,669,569
Cost of sales                                      2,975,920        613,735            22,087          2,170  (12)      2,342,268
                                                  --------------------------------------------     -----------        -----------
   Gross profit                                    1,571,736        239,136             5,299              -            1,327,301
Selling & administrative expenses                    959,067        146,544             4,729                             807,794
                                                  --------------------------------------------     -----------        -----------
   Operating profit                                  612,669         92,592               570              -              519,507
                                                  --------------------------------------------     -----------        -----------
Other deductions (income):
   Interest expense                                   46,888            715               394        (24,089) (13)         21,690
   Interest income                                    (9,918)          (731)              (77)                             (9,110)
   Foreign exchange                                   (4,566)           165               295                              (5,026)
   All other, net                                    (36,571)           415           (32,577)                             (4,409)
                                                  --------------------------------------------     -----------        -----------
       Total                                          (4,167)           564           (31,965)       (24,089)               3,145
                                                  --------------------------------------------     -----------        -----------
Earnings before taxes on earnings                    616,836         92,028            32,535         24,089              516,362
    Federal & other taxes on earnings                211,405         34,747             9,298          9,154  (13)        176,514
                                                  ----------------------------------------------------------         ------------
Net earnings from continuing operations              405,431         57,281            23,237         14,935              339,848
   Earnings from discontinued operations                                                             816,905  (7)         612,316
                                                                                                    (271,463) (8)
                                                                                                     (13,644) (6)
                                                                                                      80,518  (14)
                                                  --------------------------------------------     -----------       ------------
Net earnings                                        $405,431        $57,281           $23,237      $ 627,251          $   952,164
                                                  ============================================     ===========       ============

Net earnings per common share - Basic:
     -  Continuing operations                         $ 1.82                                                              $  1.52
     -  Discontinued operations including gain                                                                               2.75
                                                  -----------                                                        ------------
Net earnings                                          $ 1.82                                                              $  4.27
                                                  ===========                                                        ============

Net earnings per common share - Diluted:
     -  Continuing operations                         $ 1.79                                                              $  1.50
     -  Discontinued operations including gain                                                                               2.70
                                                  -----------                                                        ------------
Net earnings                                          $ 1.79                                                              $  4.20
                                                  ===========                                                        ============

Weighted average number or common shares
outstanding during the period:
  - Basic                                            223,181                                                              223,181
  - Diluted                                          226,815                                                              226,815

See Notes to Pro Forma Condensed Consolidated Financial Statements.

                                DOVER CORPORATION
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                 (IN THOUSANDS)

1. - To eliminate the assets, liabilities and equity of divested companies included in Dover's consolidated balance sheet as of September 30, 1998.

2. - To record the initial purchase price of $1,100,000.

3. - To record use of a portion of net proceeds to reduce short-term debt.

4 -  To transfer deferred tax assets to Dover Corporation.

5. - To record payment of Payable to Dover Corporation.

6. - To expense deferred tax assets relating to the sale of divested companies.

7. - To record pre-tax gain on sale of divested companies.

8 - To record tax effect on gain from sale of divested companies at 38% tax rate; net of 338 (h)(10) tax sharing agreement.

9. - To record transaction expenses.

10 - To record net equity effect of pro forma adjustments.

11.- To eliminate the revenues and expenses of divested companies for the applicable periods.

12.- To reflect additional sales to divested companies previously recorded as intercompany.

13.- To record decrease in interest expense at an average interest rate of 5.5% for the year ended December 31, 1997 and nine months ended September 30, 1998 resulting from the application of a portion of net proceeds to reduce short-term debt. The effect of the adjustment was to increase pro forma continuing diluted E.P.S. $.06 in 1997 and $.05 in 1998.

14 - To add back net earnings of discontinued operations.

15.- Effective June 1997 Dover sold its European elevator operations. The amounts reported in the disposition column include the results of operations up to the sale date and the gain on those sales and applicable taxes.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DOVER CORPORATION


Date: December 7, 1998        /s/ George F. Meserole
                              --------------------------------------------------
                              George F. Meserole, Vice President, Controller and
                              Chief Accounting Officer



                                  EXHIBIT INDEX

Exhibit Number    Exhibit
--------------    -------

         2.1 Purchase Agreement dated as of November 23, 1998 by and among Thyssen Industrie AG, Thyssen Elevator Holding Corporation, as buyers, and Dover Corporation, as seller. Schedules relating to Purchase Price Allocation, U.S., Federal Income Taxes, Elevator Financial Statements and Executive Employment Arrangements have been omitted, but will be furnished supplementary to the Securities & Exchange Commission upon request.

         20       Dover Corporation Press Release dated November 23, 1998.